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                                                                    EXHIBIT 10.1
                       ASSIGNMENT AND ASSUMPTION AGREEMENT



                  This Assignment and Assumption Agreement is entered into as of September 1, 2003, by and between (i) Three-Five Systems, Inc., a Delaware corporation ("TFS"), and (ii) Brillian Corporation, a Delaware corporation ("Brillian").


                                    RECITALS


                  WHEREAS, TFS and Brillian are parties to that certain Master Separation and Distribution Agreement, dated as of September 1, 2003 (the "Separation Agreement"); and


                  WHEREAS, in order to consummate the transactions contemplated by the Separation Agreement, TFS and Brillian desire to enter into this Assignment and Assumption Agreement (the "Agreement").

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises and the consideration hereinafter set forth, TFS and Brillian hereby agree as follows:

                  1. DEFINED TERMS. All terms set forth herein and not otherwise defined shall have the meanings set forth in the Separation Agreement.

                  2. ASSIGNMENT AND ASSUMPTION. TFS hereby assigns to Brillian all of TFS' right, title, and interest in the Contracts listed in Section 1.1 of the Purchase Agreement as of the Separation Date; and Brillian hereby assumes and agrees to satisfy and discharge, as the same become due, (i) all of the obligations under such Contracts arising after the Separation Date, and (ii) the other Assumed Liabilities specifically set forth in the Separation Agreement. TFS also hereby warrants and agrees to forever defend the assignment of the Contracts unto Brillian against the claims and demands of all parties.

                  3. GOVERNING LAW. This Agreement shall be governed by, and shall be construed and interpreted in accordance with, the laws of the state of Delaware.

                  4. FURTHER ASSURANCES. Each party agrees to execute such further and other assurances and to do such other acts, instruments, papers, and documents as each party may reasonably require to implement the intentions of this Agreement.

                  5. REPRESENTATIONS AND WARRANTIES. Notwithstanding the foregoing, no provision of this Agreement shall in any way modify, replace, amend, change, rescind, waive, or in any way effect the express provisions (including the warranties, covenants, agreements, conditions, representations, or any of the obligations and indemnifications, and the limitations relating thereto, of TFS or Brillian) set forth in the Separation Agreement, this Agreement being intended solely to effect the transfer of certain obligations and liabilities pursuant to the Separation Agreement in accordance with the Separation Agreement.

                  6. BENEFITS; BINDING EFFECT. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns.

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                  IN WITNESS WHEREOF, the parties have executed and delivered this Assignment and Assumption Agreement on the date first written above.

                                                THREE-FIVE SYSTEMS, INC.



                                                By: /s/ Jeffrey D. Buchanan
                                                   ----------------------------
                                                Name: Jeffrey D. Buchanan
                                                Title: Executive Vice President
                                                       and Chief Financial
                                                       Officer




                                                BRILLIAN CORPORATION



                                                By: /s/ Wayne A. Pratt
                                                   ----------------------------
                                                Name: Wayne A. Pratt
                                                Title: Vice President and Chief
                                                       Financial Officer


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